UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2011

LAWSON SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51942

Delaware (State or other jurisdiction of incorporation or organization)	20-3469219 (I.R.S. Employer Identification Number)

380 St. Peter Street, St. Paul, Minnesota (Address of principal executive offices)	55102-1302 (Zip Code)

Registrant’s telephone number, including area code: (651) 767-7000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17CFR  240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Material Definitive Agreement

Lawson Software Americas, Inc. (Lawson) and International Business Machines Corporation (IBM) entered into an OEM Software Agreement transaction document in September 2005 as amended, under which Lawson resells certain IBM products to Lawson’s S3 and M3 customers.  On December 1, 2010, Lawson and IBM signed a 3-year extension of that agreement and amended the descriptions of the IBM products and the IBM product pricing.  Under that amendment, Lawson and IBM agreed to negotiate additional terms pertaining to the resale of multiple instances of the IBM products, subscription pricing, and Lawson’s satellite applications.  On April 1, 2011, Lawson and IBM signed Transaction Document (TD) 08 and Transaction Document (TD) 10, which contained these additional terms and that further amended the OEM Software Agreement.

There are no unit or revenue commitments under either TD 08 or TD 10.  Both Transaction Documents have an initial term of three years from the April 1, 2011 effective date, which may be renewed by Lawson with 90 days written notice for two additional one year terms.

During the term of TD 08 and TD10, Lawson will pay royalties to IBM for the licensing of IBM programs to each applicable existing and new customer of Lawson, and will also pay IBM annual maintenance fees for each applicable customer.  The royalty and maintenance payments to IBM will be based on deployment with each applicable Lawson customer instead of being based on transactions (which was the case in the amended OEM Software Agreement). Lawson may elect to terminate either or both Transaction Documents without cause upon 90 days advance notice to IBM.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	IBM OEM Software Agreement Transaction Document — TD 08, dated April 1, 2011, between Lawson Software Americas, Inc. and International Business Machines Corporation.

10.2	IBM OEM Software Agreement Transaction Document — TD 10, dated April 1, 2011, between Lawson Software Americas, Inc. and International Business Machines Corporation.

Filed herewith. Confidential information is omitted from these exhibits and filed separately with the Securities and Exchange Commission accompanied by a confidential treatment request pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lawson Software, Inc.

Date: April 7, 2011	By:	/s/ Bruce B. McPheeters

Bruce B. McPheeters
Senior Vice President, General Counsel & Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	IBM OEM Software Agreement Transaction Document — TD 08, dated April 1, 2011, between Lawson Software Americas, Inc. and International Business Machines Corporation.

10.2	IBM OEM Software Agreement Transaction Document — TD 10, dated April 1, 2011, between Lawson Software Americas, Inc. and International Business Machines Corporation.

Filed herewith. Confidential information is omitted from these exhibits and filed separately with the Securities and Exchange Commission accompanied by a confidential treatment request pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.